THE INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO, AMONG OTHER THINGS, THIS PROSPECTUS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITIES OF THE FUNDS REFERENCED IN THIS PROSPECTUS MAY NOT BE SOLD NOR MAY OFFERS TO BUY SUCH SECURITIES BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES REFERENCED HEREIN IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SECURITIES OF THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND INTERNATIONAL FIXED INCOME PORTFOLIOS ARE CURRENTLY OFFERED IN A SEPARATE PROSPECTUS WHICH IS AVAILABLE BY CALLING 1-800-342-5734.

                    PRELIMINARY PROSPECTUS DATED MAY 8, 1997
                             SUBJECT TO COMPLETION

SEI INTERNATIONAL TRUST
JUNE 30, 1997
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
EMERGING MARKETS EQUITY PORTFOLIO
INTERNATIONAL FIXED INCOME PORTFOLIO
EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus concisely sets forth information about the above-referenced Portfolios that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated June 30, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated by reference into this Prospectus.

SEI International Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses and minimum investments. This Prospectus offers the Class A shares of each of the Trust's equity and fixed income portfolios listed above.

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

                                                                                        EMERGING                 EMERGING
                                                                          INTERNATIONAL  MARKETS   INTERNATIONAL  MARKETS
                                                                             EQUITY      EQUITY    FIXED INCOME    DEBT
                                                                           PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                                          ------------  ---------  ------------  ---------
Management/Advisory Fees (AFTER FEE WAIVER AND REIMBURSEMENT) (1)                 .86%      1.37%          .85%       .81%
12b-1 Fees                                                                        none       none          none       none
Total Other Expenses                                                              .42%       .58%          .15%       .54%
  Shareholder Servicing Fees (AFTER FEE WAIVER) (2)                       .25%          .17%       .0%           .0%
--------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVERS AND REIMBURSEMENT) (3)               1.28%      1.95%         1.00%      1.35%
--------------------------------------------------------------------------------------------------------------------------

(1) SEI FUND MANAGEMENT ("SEI MANAGEMENT"), IN ITS CAPACITY AS MANAGER FOR EACH PORTFOLIO, AND CERTAIN OF THE ADVISERS, HAVE WAIVED, ON A VOLUNTARY BASIS, A PORTION OF THEIR FEE, AND THE MANAGEMENT/ADVISORY FEES SHOWN REFLECT THESE VOLUNTARY WAIVERS. SEI MANAGEMENT AND THE ADVISERS EACH RESERVE THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH FEE WAIVER, MANAGEMENT/ADVISORY FEES WOULD BE .96% FOR THE INTERNATIONAL EQUITY PORTFOLIO, 1.70% FOR THE EMERGING MARKETS EQUITY PORTFOLIO, .90% FOR THE INTERNATIONAL FIXED INCOME PORTFOLIO AND 1.50% FOR THE EMERGING MARKETS DEBT PORTFOLIO. MANAGEMENT/ADVISORY FEES HAVE BEEN RESTATED TO REFLECT CURRENT EXPENSES.

(2) THE DISTRIBUTOR HAS WAIVED, ON A VOLUNTARY BASIS, ALL OR A PORTION OF ITS SHAREHOLDER SERVICING FEE, AND THE SHAREHOLDER SERVICING FEES SHOWN REFLECT THIS WAIVER. THE DISTRIBUTOR RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH WAIVER, SHAREHOLDER SERVICING FEES WOULD BE .25% FOR EACH OF THE PORTFOLIOS.

(3) ABSENT THESE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, TOTAL OPERATING EXPENSES WOULD BE 1.38% FOR THE INTERNATIONAL EQUITY PORTFOLIO, 2.36% FOR THE EMERGING MARKETS EQUITY PORTFOLIO AND 1.30% FOR THE INTERNATIONAL FIXED INCOME PORTFOLIO AND ARE ESTIMATED TO BE 2.29% FOR THE EMERGING MARKETS DEBT PORTFOLIO. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISERS," "THE SUB-ADVISERS" AND "THE MANAGER."

EXAMPLE
--------------------------------------------------------------------------------

                                                    1 YR.   3 YRS.   5 YRS.   10 YRS.
                                                    -----   ------   ------   -------
An investor in a Portfolio would pay the following
 expenses on a $1,000 investment assuming (1) a 5%
 annual return and (2) redemption at the end of
 each time period:
  International Equity                               $13     $41      $ 70     $155
  Emerging Markets Equity                            $20     $61      $105     $227
  International Fixed Income                         $10     $32      $ 55     $122
  Emerging Markets Debt                              $14     $43      --       --
-------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS A SHARES OF THE PORTFOLIOS. THE INTERNATIONAL EQUITY PORTFOLIO ALSO OFFERS CLASS D SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THAT CLASS D SHARES BEAR SALES CHARGES AND DIFFERENT DISTRIBUTION COSTS AND ADDITIONAL TRANSFER AGENT COSTS. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISERS," "THE SUB-ADVISERS" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following information has been audited by Price Waterhouse LLP, the Trust's independent accountants, as indicated in their report dated April 10, 1996 on the Trust's financial statements as of February 29, 1996, incorporated by reference into the Trust's Statement of Additional Information. The Trust's financial statements and additional performance information are set forth in the 1996 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto. The Emerging Markets Debt Portfolio had not commenced operations as of the date of this Prospectus.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED FEBRUARY 28,

                      NET ASSET        NET                              DISTRIBUTIONS                                         NET
                        VALUE       INVESTMENT     NET REALIZED AND      FROM NET      DISTRIBUTIONS                        ASSETS
                      BEGINNING      INCOME/          UNREALIZED        INVESTMENT     FROM REALIZED       RETURN OF       VALUE END
                      OF PERIOD       (LOSS)       GAINS/ (LOSSES)      INCOME(4)      CAPITAL GAINS        CAPITAL        OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------
INTERNATIONAL
EQUITY PORTFOLIO
------------------
CLASS A
  1996                 $ 9.59         $0.14             $ 1.45            $(0.19)         $(0.99)           $ --            $10.00
  1995                  11.00          0.15              (0.97)            --              (0.59)             --              9.59
  1994                   8.93          0.13               2.05             (0.11)         --                  --             11.00
  1993                   9.09          0.16               0.04             (0.36)         --                  --              8.93
  1992                   9.56          0.19              (0.36)            (0.30)         --                  --              9.09
  1991                   9.62          0.18              (0.14)            --              (0.01)                (0.09)       9.65
  1990(1)               10.00          0.04              (0.42)            --             --                  --              9.62
------------------
EMERGING MARKETS
EQUITY PORTFOLIO
------------------
CLASS A
  1996                 $10.27         $(0.02)           $ 0.72            $--             $(0.04)           $ --            $10.93
  1995(2)               10.00          0.01               0.26             --             --                  --             10.27
------------------
INTERNATIONAL
FIXED INCOME
PORTFOLIO
------------------
CLASS A
  1996                 $10.42         $0.58             $ 0.89            $(1.02)         $(0.10)           $ --            $10.77
  1995                  10.23          0.43               0.40             (0.62)          (0.02)             --             10.42
  1994(3)               10.00          0.14               0.18             (0.09)         --                  --             10.23

                                                                                      RATIO OF
                                                                                        NET
                                                                                     INVESTMENT
                                                          RATIO OF NET   RATIO OF     INCOME/
                                                           INVESTMENT    EXPENSES    (LOSS) TO
                                               RATIO OF     INCOME/     TO AVERAGE  AVERAGE NET
                                 NET ASSETS    EXPENSES    (LOSS) TO    NET ASSETS     ASSETS     PORTFOLIO
                       TOTAL       END OF     TO AVERAGE  AVERAGE NET   (EXCLUDING   (EXCLUDING   TURNOVER      AVERAGE

                       RETURN   PERIOD (000)  NET ASSETS     ASSETS      WAIVERS)     WAIVERS)      RATE    COMMISSION RATE+

------------------
------------------

INTERNATIONAL
EQUITY PORTFOLIO
------------------

CLASS A
  1996                  17.30%    $  347,646     1.25%        1.29%        1.29%        1.25%       102%
  1995                 (7.67)%       328,503     1.19%        1.30%        1.21%        1.28%        64%
  1994                  24.44%       503,498     1.10%        1.46%        1.24%        1.32%        19%
  1993                   2.17%       178,287     1.10%        1.80%        1.53%        1.37%        23%
  1992                 (1.63)%        92,456     1.10%        2.07%        1.52%        1.63%        79%
  1991                   0.36%        35,829     1.10%        3.52%        1.64%        2.98%        14%
  1990(1)              (3.70)%         8,661     1.10%        3.13%        5.67%      (1.44)%      --  %
------------------

EMERGING MARKETS
EQUITY PORTFOLIO
------------------

CLASS A
  1996                   6.83%    $   67,181     1.95%      (0.23)%        2.72%      (1.00)%       104%
  1995(2)                2.70%         5,300     1.95%        1.79%        4.98%      (1.24)%      --  %
------------------

INTERNATIONAL
FIXED INCOME
PORTFOLIO
------------------

CLASS A
  1996                  13.96%    $   84,318     1.00%        4.70%        1.27%        4.43%       269%
  1995                   8.43%        42,580     1.00%        4.68%        1.30%        4.38%       303%
  1994(3)                6.41%        23,678     1.00%        3.81%        1.61%        3.20%       126%

 (1) INTERNATIONAL EQUITY CLASS A SHARES WERE OFFERED BEGINNING DECEMBER 20, 1989. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(2) EMERGING MARKETS EQUITY CLASS A SHARES WERE OFFERED BEGINNING JANUARY 17, 1995. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(3) INTERNATIONAL FIXED INCOME CLASS A SHARES WERE OFFERED BEGINNING SEPTEMBER 1, 1993. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.
(4) DISTRIBUTIONS FROM NET INVESTMENT INCOME INCLUDE DISTRIBUTIONS OF CERTAIN FOREIGN CURRENCY GAINS AND LOSSES.
+ AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

THE TRUST
      __________________________________________________________________________

SEI INTERNATIONAL TRUST (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified and non-diversified investment portfolios. This Prospectus offers Class A shares of the Trust's International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Portfolios (each a "Portfolio" and, together, the "Portfolios"). The International Equity Portfolio has two separate classes of shares, Class A and Class D, which provide for variations in distribution, shareholder servicing and transfer agent costs, sales charges, voting rights and dividends. The investment advisers and sub-advisers to the Portfolios are referred to collectively as the "advisers." Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

INVESTMENT OBJECTIVES
AND POLICIES
     ___________________________________________________________________________
INTERNATIONAL EQUITY
                     The International Equity Portfolio seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.

                           Under normal circumstances, at least 65% of the
                     International Equity Portfolio's assets will be invested in equity securities of non-U.S. issuers located in at least three countries other than the United States.

                           Securities of non-U.S. issuers purchased by the
                     Portfolio will typically be listed on recognized foreign exchanges but also may be purchased in foreign markets, on U.S. registered exchanges, in the over-the-counter market or in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Portfolio expects its investments to emphasize both large, intermediate and small capitalization companies.

                           The International Equity Portfolio may enter into
                     forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. The Portfolio may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Portfolio also may invest in options on currencies.

                           The Portfolio expects to be fully invested in its
                     primary investments, described above, but may invest up to 35% of its total assets in U.S. or non-U.S. cash reserves; money market instruments; swaps; options on securities, non-U.S. indices and currencies; futures contracts, including stock index futures contracts; and options on futures contracts.

                           For temporary defensive purposes, when the advisers
                     determine that market conditions warrant, the Portfolio may invest up to 50% of its assets in U.S. and non-U.S.

                     money market instruments described above and in other U.S. and non-U.S. long- and short-term debt instruments which are rated BBB or higher by S&P or Baa or higher by Moody's at the time of purchase, or which are determined by the advisers to be of comparable quality; invest a portion of such assets in cash; and invest such assets in securities of supranational entities which are rated A or higher by S&P or Moody's at the time of purchase or which are determined by the advisers to be of comparable quality.

                           The Portfolio is also permitted to acquire floating
                     and variable rate securities, purchase securities on a when-issued or delayed delivery basis, and invest up to 15% of its total assets in illiquid securities. Although permitted to do so, the Portfolio does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

EMERGING MARKETS EQUITY
                     The Emerging Markets Equity Portfolio seeks to provide capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.

                           Under normal circumstances, at least 65% of the
                     Emerging Markets Equity Portfolio's assets will be invested in equity securities of emerging market issuers. Under normal conditions, the Portfolio maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one emerging market country.

                           In addition to its primary investments described
                     above, the Portfolio may invest up to 35% of its total assets in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. These debt securities will include debt securities of emerging market companies. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price volatility than investment grade securities.

                           The Portfolio may invest in certain debt securities
                     issued by the governments of emerging market countries that are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments.

                           The Portfolio may invest up to 15% of its total
                     assets in illiquid securities. The Portfolio's advisers believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Portfolio's capital appreciation potential. Investments in special situations may be illiquid, as determined by the Portfolio's advisers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Portfolio's investment in them will be consistent with its 15% restriction on investment in illiquid securities.

                           The Portfolio may invest up to 10% of its total
                     assets in shares of other investment companies. The Portfolio may invest in futures contracts and purchase securities on a when-issued or delayed delivery basis. The Portfolio may also purchase and write options to buy or sell futures contracts.

                           For temporary defensive purposes, when the advisers
                     determine that market conditions warrant, the Portfolio may invest up to 20% of its total assets in the equity securities of companies constituting the Morgan Stanley Capital International Europe, Australia, Far East Index (the "EAFE Index"). These companies typically have larger average market capitalizations than the emerging market companies in which the Portfolio generally invests.

INTERNATIONAL FIXED INCOME
                     The International Fixed Income Portfolio seeks to provide capital appreciation and current income through investment primarily in high quality, non-U.S. dollar denominated government and corporate fixed income securities or debt obligations.

                           Under normal circumstances, at least 65% of the
                     International Fixed Income Portfolio's assets will be invested in high quality foreign government and foreign corporate fixed income securities or debt obligations of issuers located in at least three countries other than the United States.

                           The International Fixed Income Portfolio will invest
                     primarily in: (i) fixed income securities issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities or political subdivisions;
                     (ii) fixed income securities issued or guaranteed by supranational entities; (iii) fixed income securities issued by foreign corporations; (iv) convertible securities; and (v) fixed income securities issued by foreign banks or bank holding companies. All such investments will be in high quality securities denominated in various currencies, including the European Currency Unit. Investment grade securities are rated in one of the highest four rating categories by a nationally recognized statistical rating agency ("NRSRO") or determined by the adviser to be of comparable quality at the time of purchase. Securities or obligations rated in the fourth highest rating category may have speculative characteristics.

                           Any remaining assets of the Portfolio will be
                     invested in any of the securities described above, obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government securities"), swaps, options and futures. The Portfolio may also purchase and write options to buy or sell futures contracts, enter into forward currency contracts, purchase securities on a when-issued or delayed delivery basis and engage in short selling. The Portfolio may invest up to 10% of its total assets in illiquid securities. Furthermore, although the Portfolio will concentrate its investments in relatively developed countries, the Portfolio may invest up to 5% of its assets in similar securities or debt obligations that are denominated in the currencies of developing countries and that are determined by the advisers to be of comparable quality to such securities and debt obligations at the time of purchase.

                           Under normal circumstances, the portfolio turnover
                     rate for this Portfolio is expected to exceed 200% per year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs. The Portfolio will not consider portfolio turnover a limiting factor in implementing investment decisions which are consistent with the Portfolio's objectives and policies.

EMERGING MARKETS DEBT
                     The investment objective of the Emerging Markets Debt Portfolio is to maximize total return.
                           Under normal circumstances, at least 80% of the
                     Emerging Markets Debt Portfolio's total assets will be invested in debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure outstanding debt of such issuers. The Portfolio defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Portfolio's advisers consider emerging market issuers to be companies the securities of which are principally traded in the capital markets of emerging market countries; that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in an emerging market country.

                           In selecting emerging market country debt securities
                     for investment, the advisers will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable political risks.

                           Emerging market country debt securities in which the
                     Emerging Markets Debt Portfolio may invest are U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations and assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. The Portfolio may invest in Brady Bonds, which are debt securities issued by debtor nations to restructure their outstanding external indebtedness.

                           The Portfolio's investments in government,
                     government-related and restructured debt securities will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions), and (iii) interests in structured securities of issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

                           The Portfolio's investments in debt securities of
                     corporate issuers in emerging market countries may include debt securities or obligations issued by (i) banks located in emerging market countries or by branches of emerging market country banks located outside the home country, or
                     (ii) companies organized under the laws of an emerging market country.

                           The Portfolio may invest up to 10% of its total
                     assets in common stock, convertible securities, warrants or other equity securities when consistent with the Portfolio's objective. The Portfolio will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities. The Portfolio may also enter into repurchase agreements and reverse repurchase agreements, may purchase when-issued securities, lend portfolio securities and invest in shares of other investment companies. The Portfolio may purchase restricted securities and may invest up to 15% of the value of its total assets in illiquid securities. The Portfolio may invest in options and futures for hedging purposes, and may enter into swaps or related transactions. In addition, the Portfolio may invest in receipts, zero coupon securities, pay-in-kind bonds, Eurobonds, dollar rolls, and deferred payment securities.

                           The securities in which the Portfolio will invest
                     will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. In fact, the Portfolio's investments are expected to be in the lower and lowest rating categories established by internationally recognized credit rating organizations or determined to be of comparable quality. Such securities involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in the Portfolio should not be considered as a complete investment program for all investors.

                           There is no limit on the percentage of the
                     Portfolio's assets that may be invested in non-U.S. dollar denominated securities. However, it is expected that the majority of the Portfolio's assets will be denominated in U.S. dollars.
                           There can be no assurance that the Portfolios will
                     achieve their respective objectives.

GENERAL INVESTMENT
POLICIES AND RISK
FACTORS
    ____________________________________________________________________________
EQUITY SECURITIES
                     Equity securities represent ownership interests in a company or corporation and include common stock, preferred stock and warrants and other rights to acquire such instruments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value.

FIXED INCOME SECURITIES
                     Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of the fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not affect cash income derived from these securities, but will affect a Portfolio's net asset value.

                           There are no restrictions on the average maturity of
                     the International Fixed Income or the Emerging Markets Debt Portfolios or the maturity of any single instrument. Maturities may vary widely depending on the adviser's assessment of interest rate trends and other economic and market factors. In the event a security owned by a Portfolio is downgraded, the adviser will review the situation and take appropriate action with regard to the security. Fixed income securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well.
NON-DIVERSIFICATION
                     The International Fixed Income and Emerging Markets Debt Portfolios are non-diversified investment companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Portfolios may be invested in the obligations of a limited number of issuers. Although the advisers do not intend to invest more than 5% of its assets in any single issuer with the exception of securities which are issued or guaranteed by a national government, the value of shares of the Portfolios may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Portfolios intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").
SECURITIES OF FOREIGN AND EMERGING MARKET ISSUERS
                     There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

                           A Portfolio's investments in emerging markets can be
                     considered speculative, and therefore may offer higher potential for gains and losses than developed markets of the world. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

                           In addition to the risks of investing in emerging
                     market country debt securities, a Portfolio's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Portfolio may have limited recourse in the event of default on such debt instruments.
TEMPORARY DEFENSIVE INVESTMENTS
                     For temporary defensive purposes, when the advisers determine that market conditions warrant, the International Fixed Income and Emerging Markets Debt Portfolios may invest up to 100% of their assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt issues and repurchase agreements. The Portfolios may hold a portion of their assets in cash for liquidity purposes.

                           For additional information regarding the Portfolios'
                     permitted investments see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings see the Statement of Additional Information.

INVESTMENT LIMITATIONS
        ________________________________________________________________________

                     The investment objective and certain of the investment limitations (including those listed below) are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.

                     EACH OF THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND EMERGING MARKETS DEBT PORTFOLIOS MAY NOT:

                     1. With respect to 75% of its total assets, (i) purchase
                       securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This limitation does not apply to the Emerging Markets Debt Portfolio.

                     2. Purchase any securities which would cause more than 25%
                       of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities. For purposes of this limitation, supranational entities will be considered to comprise an industry, as will each foreign government that issues securities purchased by the Emerging Markets Debt Portfolio.

                     3. Borrow money in an amount exceeding 33% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Portfolio to purchase securities or require a Portfolio to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income, and (ii) asset coverage of at least 300% is required.

                     THE INTERNATIONAL FIXED INCOME PORTFOLIO MAY NOT:

                     1. Purchase any securities which would cause more than 25%
                       of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

                     2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for the Portfolio and any interest paid on such borrowings will reduce the income of the Portfolio.

                           For purposes of the industry concentration
                     limitations discussed above, these definitions apply to each Portfolio, and for purposes of the International Fixed Income Portfolio, these limitations form part of the fundamental limitation: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business in the same industry.

                           The foregoing percentage limitations (except the
                     limitation on borrowing) will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.
THE MANAGER
          ______________________________________________________________________

                     SEI Fund Management ("SEI Management") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent. SEI Management also serves as transfer agent (the "Transfer Agent") to the Trust's Class A shares.

                           For its management services, SEI Management is
                     entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .45% of the average daily net assets of the International Equity Portfolio, .65% of the average daily net assets of the Emerging Markets Equity and Emerging Markets Debt Portfolios and .60% of the average daily net assets of the International Fixed Income Portfolio. SEI Management has voluntarily agreed to waive all or a portion of its fees, and if necessary, reimburse other operating expenses, in order to limit the total operating expenses of each Portfolio. SEI Management reserves the right to terminate these voluntary fee waivers at any time in its sole discretion.

                           For the fiscal year ended February 28, 1997, the
                     International Equity, Emerging Markets Equity and International Fixed Income Portfolios paid management fees, after fee waivers, of .44%, .48% and .49%, respectively, of their average daily net assets.
THE ADVISERS
          ______________________________________________________________________

                     Under advisory agreements with the Trust (the "Advisory Agreements"), SEI Financial Management Corporation ("SFM") serves as the investment adviser for the International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios. Strategic Fixed Income L.P. serves as the investment adviser for the International Fixed Income Portfolio. Under the Advisory Agreements, the investment advisers are authorized to make investment decisions for the assets of the Portfolios, and to continuously, review, supervise and administer the Portfolios' investment program.

SEI FINANCIAL MANAGEMENT CORPORATION
                     SFM serves as the investment adviser for the International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios. SFM is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company. The principal business address of SEI and SFM is Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. SFM currently serves as
                     manager or administrator to more than   investment
                     companies, including more than    portfolios, which
                     investment companies had more than $  billion in assets as
                     of      31, 1997.

                           In its role as the investment adviser to the
                     International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios, SFM operates as a "manager of managers." As adviser, SFM oversees the investment advisory services provided to the International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios and manages the cash portion of the International Equity and Emerging Markets Equity Portfolios' assets. Pursuant to separate sub-advisory agreements with SFM, and under the supervision of SFM and the Board of Trustees, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the International Equity, Emerging Markets Equity and Emerging Markets Debt Portfolios. The sub-advisers are selected based primarily upon the research and recommendations of SFM, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Subject to Board review, SFM allocates and, when appropriate, reallocates the Portfolios' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Portfolios' investment objectives, policies and restrictions. SFM HAS THE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND EMERGING MARKETS DEBT PORTFOLIOS DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

                           For these advisory services, SFM is entitled to a
                     fee, which is calculated daily and paid monthly, at an annual rate of .505% of the International Equity Portfolio's average daily net assets, 1.05% of the Emerging Markets Equity Portfolio's average daily net assets, and .85% of the Emerging Markets Debt Portfolio's average daily net assets. SFM pays the sub-advisers a fee out of its advisory fee, which fee is based on a percentage of the average monthly market value of the assets managed by each sub-adviser.

                           For the fiscal year ended February 28, 1997, the
                     International Equity and Emerging Markets Equity Portfolios paid advisory fees, after fee waivers, of .46% and .84%, respectively, of their average daily net assets. The Emerging Markets Debt Portfolio had not commenced operations as of February 28, 1997.

                           SFM has obtained an exemptive order from the
                     Securities and Exchange Commission (the "SEC") that permits SFM, with the approval of the Trust's Board of Trustees, to retain sub-advisers unaffiliated with SFM for the Portfolios without submitting the sub-advisory agreements to a vote of the Portfolios' shareholders. The exemptive relief permits the disclosure of only the aggregate amount payable by SFM under all such sub-advisory agreements for each portfolio. The Portfolios will notify shareholders in the event of any addition or change in the identity of its sub-advisers.

STRATEGIC FIXED INCOME L.P.
                     Strategic Fixed Income L.P. ("SFI") serves as the investment adviser to the International Fixed Income Portfolio. SFI is a limited partnership formed in 1991 under the laws of the State of Delaware, to manage multi-currency fixed income portfolios. The general partner of the firm is Gobi Investment Inc., of which Kenneth Windheim is the sole shareholder, and the limited partner is Strategic Investment Management ("SIM"). As of March 31, 1997, SFI managed $5.8 billion of client assets. The principal address of SFI is 1001 Nineteenth Street North, 17th Floor, Arlington, Virginia 22209.

                           Kenneth Windheim, President of SFI, has been the
                     portfolio manager of the Portfolio since its inception in 1993. Mr. Windheim is assisted by Gregory Barnett and David Jallits, Directors of SFI and portfolio managers of the Portfolio since April 1994. Prior to forming SFI, Kenneth Windheim was the Chief Investment Officer and Managing Director of the group which managed global fixed income portfolios at Prudential Asset Management. Prior to joining SFI, Gregory Barnett was portfolio manager for the Pilgrim Multi-Market Income Fund. Prior to that he was vice president and senior fixed income portfolio manager at Lexington Management. Prior to joining SFI, David Jallits was Senior Portfolio Manager for a hedge fund at Teton Partners. From 1982 to 1994, he was Vice President and Global Fixed Income Portfolio Manager at The Putnam Companies.

                           SFI is entitled to a fee which is calculated daily
                     and paid monthly by the Portfolio, at an annual rate of .30% of the average daily net assets of the International Fixed Income Portfolio. For the fiscal year ended February 28, 1997, SFI received an advisory fee (after fee waivers) from the Portfolio of .25% of its average net assets.
THE SUB-ADVISERS
               _________________________________________________________________
ACADIAN ASSET MANAGEMENT, INC.
                     Acadian Asset Management, Inc. ("Acadian") serves as a sub-adviser for a portion of the assets of the International Equity Portfolio. Acadian, a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), was founded in 1977 and manages approximately $4 billion in assets invested globally as of March 31, 1997. Acadian's business address is Two International Place, 26th floor, Boston, Massachusetts 02110.

                           An investment committee has been responsible for
                     managing the Portfolio's assets allocated to Acadian since the Portfolio's inception.

CORONATION ASSET MANAGEMENT (PROPRIETARY) LIMITED
                     Coronation Asset Management (Proprietary) Limited ("Coronation") serves as a sub-adviser for a portion of the assets of the Emerging Markets Equity Portfolio. Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of July 31, 1996, managed $2.5 billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa, 8001.

                           Investment decisions for Coronation's portion of the
                     Portfolio are made by Anthony Gibson and Louis Stassen. Prior to joining Coronation in 1993, Mr. Gibson, the head of Coronation's Investment Committee, and Mr. Stassen, the head of Coronation's research department, worked at Syfrets Managed Assets for seven years and one year, respectively. Prior to joining Syfrets Managed Assets, Mr. Stassen worked as an Investment Analyst for Allan Gray Investment Counsel.

FARRELL WAKO GLOBAL INVESTMENT MANAGEMENT, INC.
                     Farrell Wako Global Investment Management, Inc. ("Farrell Wako") serves as a sub-adviser for a portion of the assets of the International Equity Portfolio. Farrell Wako, a Delaware corporation and a wholly-owned subsidiary of Wako Securities, was founded in 1991 and is a registered investment advisor in the U.S. and Japan. Farrell Wako currently manages over $325 million. The principal address of Farrell Wako is 780 Third Avenue, New York, New York 10017.

                           James L. Farrell, the chairman of Farrell Wako,
                     manages its portion of the assets of the International Equity Portfolio. Mr. Farrell has 31 years of experience in investment management and applied financial research and was responsible for management of over $1 billion in equity assets as Chairman of MPT Associates prior to his association with Farrell Wako.

LAZARD LONDON INTERNATIONAL INVESTMENT MANAGEMENT LIMITED
                     Lazard London International Investment Management Limited ("Lazard") serves as a sub-adviser for a portion of the assets of the International Equity Portfolio. Lazard is a registered investment adviser with its principal business address at 21 Moorfields, London, England EC2P 2HT. Lazard was founded in 1980. Lazard is a wholly-owned subsidiary of Lazard Holdings Limited, which is a holding company wholly-owned by Lazard Brothers and Co., Limited, a UK merchant bank whose principal business address is 21 Moorfields, London, England EC2P 2HT. Lazard offers international investment services to clients of Lazard Brothers Asset Management Limited ("LBAM"), which is also wholly-owned by Lazard Holdings Limited. Lazard and LBAM manage domestic (UK) portfolios and international portfolios for institutions and private clients, including insurance funds, pension funds, charities and mutual funds. As of March 31, 1997, Lazard and LBAM had approximately $5.6 billion in assets under management.

                           Mr. Dino Fuschillo, Director of Lazard, has primary
                     responsibility for the day-to-day management of the portion of the Portfolio's assets managed by Lazard. Mr. Fuschillo, the dual employee of Lazard and LBAM, joined LBAM in 1989, and has specialized in European equity management ever since.

MONTGOMERY ASSET MANAGEMENT, L.P.
                     Montgomery Asset Management, L.P. ("MAM") serves as a sub-adviser for a portion of the assets of the Emerging Markets Equity Portfolio. MAM is an independent affiliate of Montgomery Securities, a San Francisco based investment banking firm. As of March 31, 1997, MAM had approximately $8 billion in assets under management. MAM has over six years experience providing investment management services. The principal address of MAM is 101 California Street, San Francisco, California 94111.

                           Josephine S. Jimenez, Bryan L. Sudweeks and Jesus
                     Duarte share primary responsibility for the Emerging Markets Equity Portfolio. Ms. Jimenez and Dr. Sudweeks have fifteen and eight years experience, respectively, in emerging markets investment. Both joined MAM in 1991. Mr. Duarte, Senior Portfolio Manager and Regional Head of Latin American Investing, joined MAM in 1994. Prior to joining MAM, he was a Director and Vice President of Latinvest.

PARAMETRIC PORTFOLIO ASSOCIATES
                     Parametric Portfolio Associates ("Parametric") serves as a sub-adviser for a portion of the assets of the Emerging Markets Equity Portfolio. Parametric is a general partnership whose general partners are PIMCO Advisors L.P. ("PIMCO"), the supervisory general partner, and Parametric Management, Inc., the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric's predecessor was founded in 1987, and as of March 31, 1997, Parametric managed approximately $1.5 billion in client assets. Parametric's business address is 701 Fifth Avenue, Suite 7310, Seattle, WA 98104. PIMCO's address is 800 Newport Center Drive, Newport Beach, California 92660.

                           Clifford Quisenberry, CFA, Senior Investment Manager
                     and Research Manager, is responsible for managing the portion of the Portfolio's assets allocated to Parametric. Prior to joining Parametric, Mr. Quisenberry was a Portfolio Manager with Cutler & Company.

SALOMON BROTHERS ASSET MANAGEMENT INC.
                     Salomon Brothers Asset Management Inc. ("SBAM") serves as the sub-adviser for the assets of the Emerging Markets Debt Portfolio. SBAM, an indirect wholly-owned subsidiary of Salomon, Inc., is a Delaware corporation that was founded in 1987. SBAM is a registered investment adviser that currently manages approximately $19.6 billion in client assets. SBAM's principal business address is 7 World Trade Center, New York, New York 10048.

                           SBAM employs a team approach in managing the
                     Portfolio; however, Peter J. Wilby has the primary day-to-day responsibility for the Portfolio. Mr. Wilby, a Managing Director who joined SBAM in 1989, has considerable experience in managing portfolios of high yield and emerging markets debt portfolios.

SELIGMAN HENDERSON CO.
                     Seligman Henderson Co. serves as a sub-adviser for a portion of the assets of the International Equity Portfolio. Seligman Henderson Co. is a New York general partnership and is structured as an equal partnership between J.&W. Seligman & Co. Incorporated and Henderson International Inc., a controlled affiliate of Henderson plc. Seligman Henderson Co. was established in 1991 and manages over $3.4 billion in global and international equity portfolios for U.S. institutional and retail clients. The principal address of Seligman Henderson Co. is 100 Park Avenue, New York, New York 10017.

                           Mr. William Garnett is primarily responsible for the
                     day-to-day management and investment decisions with respect to the International Equity Portfolio's assets allocated to

                     Seligman Henderson Co. Mr. Garnett has more than 11 years' experience in managing Japanese small cap equity securities. Mr. Iain Clark, Seligman Henderson Co.'s chief investment officer, has ultimate responsibility for portfolio management. Mr. Clark has more than 25 years experience, including 12 with Henderson plc.

YAMAICHI CAPITAL MANAGEMENT, INC. AND YAMAICHI CAPITAL MANAGEMENT (SINGAPORE) LIMITED
                     Yamaichi Capital Management, Inc. ("Yamaichi") and Yamaichi Capital Management (Singapore) Limited ("YCMS") jointly serve as sub-adviser for a portion of the assets of the International Equity Portfolio and for a portion of the assets of the Emerging Markets Equity Portfolio. Yamaichi is a New York Corporation established in 1981 and YCMS is a Singapore corporation established in 1979, and each is a wholly-owned subsidiary of Yamaichi International Capital Management Co., Ltd. ("YICM"). Yamaichi, YCMS and YICM are controlled by Yamaichi Securities Co., Ltd., which is located in Tokyo, Japan. YCMS and its affiliates manage approximately $ billion worldwide. The principal address of Yamaichi is 2 World Trade Center, Suite 9828, New York, New York 10048. The principal address of YCMS is 138 Robinson Road, #13-01/05, Hong Leong Centre, Singapore 068906.

                           Mr. Marco Wong leads the management team for the
                     assets of the International Equity and Emerging Markets Equity Portfolios allocated to Yamaichi and YCMS. Mr. Wong has been with YCMS since 1986.

DISTRIBUTION AND
SHAREHOLDER SERVICING
      __________________________________________________________________________

                     SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust.

                           The Portfolios have adopted a shareholder service
                     plan for Class A shares (the "Class A Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefor. Under the Class A Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Portfolios may enter into such arrangements directly. Under the Class A Service Plan, a Portfolio may pay the Distributor a fee at a negotiated annual rate of up to .25% of the average daily net assets of such Portfolio attributable to Class A shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

                           In addition, the International Equity Portfolio has
                     adopted a distribution plan for its Class D shares (the "Class D Plan") pursuant to Rule 12b-1 under the 1940 Act.

                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may execute brokerage or other agency
                     transactions through the Distributor, for which the Distributor may receive compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolios' shares.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Financial institutions may acquire Class A shares of the Portfolios for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services.

                           Shares of each Portfolio may be purchased or redeemed
                     on days on which the New York Stock Exchange is open for business ("Business Days"). The minimum initial investment in a Portfolio is $100,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $1,000.

                           Shareholders who desire to purchase shares for cash
                     must place their orders with the Transfer Agent (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Generally, cash investments must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such purchase order. In addition, because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were considered excessive in number or amount. Accounts under common control or ownership, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

                           Purchases will be made in full and fractional shares
                     of the Portfolios calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Portfolio is determined by dividing the total market value of a Portfolio's investment and other assets, less any liabilities, by the total number of outstanding shares of that Portfolio. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently, 4:00 p.m. Eastern time) on any Business Day.

                           Information about the market value of each portfolio
                     security may be obtained by SEI Management from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information), which approximates the securities' market value. The pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Portfolio securities for which market quotations are available are valued at the last quoted sale price on each Business Day or, if there is no such reported sale, at the most recently quoted bid price.

                           Shareholders who desire to redeem shares of the
                     Portfolios must place their redemption orders with the Transfer Agent (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                           The Trust intends to generally make redemptions in
                     cash. The Trust may, however, make redemptions in whole or in part by a distribution in kind of readily marketable securities in lieu of cash. Shareholders may incur brokerage costs on the sale of any such securities so received in payment of redemptions.

                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, each Portfolio may advertise the yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual yields or future returns. The yield of a Portfolio refers to the income generated by a hypothetical investment, net of any sales charge imposed in the case of some of the Class D shares, in such Portfolio over a thirty day period. This income is then "annualized" (I.E., the income over thirty days is assumed to be generated over one year and is shown as a percentage of the investment).

                           The total return of a Portfolio refers to the average
                     compounded rate of return on a hypothetical investment for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                           The performance of Class A shares will normally be
                     higher than for Class D shares because of the additional distribution expenses, transfer agency expenses and sales charge (when applicable) charged to Class D shares.

                           A Portfolio may periodically compare its performance
                     to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

                           A Portfolio may quote various measures of volatility
                     and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Portfolios or their shareholders. In addition, state and local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS OF THE PORTFOLIOS
                     Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Portfolios intend to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code, so as to be relieved of federal income tax on net investment income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.
TAX STATUS OF DISTRIBUTIONS
                     Each Portfolio distributes substantially all of its net investment income (including net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares) and generally will not qualify for the corporate dividends-received deduction unless derived from dividends received by a Portfolio from domestic (U.S.) corporations. Distributions of net capital gains are taxable to shareholders as long-term capital gains regardless of how long the shareholders have held shares. The Portfolios provide annual reports to shareholders of the federal income tax status of all distributions.

                           Dividends declared by a Portfolio in October,
                     November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the Shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                           Each Portfolio intends to make sufficient
                     distributions to avoid liability for the federal excise tax applicable to RICs.

                           Investment income received by the Portfolios from
                     sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Portfolio is liable for foreign income taxes so withheld, the Portfolio intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although the Portfolios intend to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Portfolios will be able to do so.

                           Each sale, exchange or redemption of Portfolio shares
                     is a taxable transaction to the shareholder.
GENERAL INFORMATION
                  ______________________________________________________________
THE TRUST
                     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The Declaration of Trust permits the Trust to offer separate series of shares and different classes of each portfolio. All consideration received by the Trust for shares of any class of any portfolio and all assets of such portfolio or class belong to that portfolio or class, respectively, and would be subject to the liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                           Certain shareholders in one or more of the Portfolios
                     may obtain asset allocation services from the Adviser and other financial intermediaries with respect to their investments in such Portfolios. If a sufficient amount of a Portfolio's assets are subject to such asset allocation services, the Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Portfolio shares pursuant to such services. Further, to the extent that the Adviser is providing asset allocation services and providing investment advice to the Portfolios, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Portfolios.
TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio or class will vote separately on matters pertaining solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                     The Trust issues an unaudited report semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES
                     Shareholder inquiries should be directed to the Manager, SEI Fund Management, Oaks, Pennsylvania 19456.
DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is periodically declared and paid as a dividend. Currently, net capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.

                           Shareholders automatically receive all income
                     dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SEI Management at least 15 days prior to the distribution.

                           Dividends and capital gains of each Portfolio are
                     paid on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.
CUSTODIAN AND WIRE AGENT
                     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the assets of the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Portfolios (the "Custodian"). The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent of the Trust's assets.

DESCRIPTION OF
PERMITTED INVESTMENTS
AND RISK FACTORS
    ____________________________________________________________________________

                     The following is a description of certain of the permitted investment practices for the Portfolios, and the associated risk factors:
AMERICAN DEPOSITARY RECEIPTS ("ADRS"),
CONTINENTAL DEPOSITARY RECEIPTS ("CDRS"),
EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND
GLOBAL DEPOSITARY RECEIPTS ("GDRS")
                     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. Securities Markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

BRADY BONDS
                     Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.
CONVERTIBLE SECURITIES
                     Convertible securities are securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.
DERIVATIVES
                     Derivatives are securities that derive their value from other securities, assets or indices. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (E.G., CMOs, REMICs, IOs and
                     POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and STRIPs), privately issued stripped securities (E.G., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussions of these various instruments.

DOLLAR ROLLS
                     "Dollar rolls" are transactions in which securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Portfolio being paid a fee as consideration for entering into the commitment to purchase.
EUROBONDS
                     A Eurobond is a bond denominated in U.S. dollars or other currencies and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars, U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.
FORWARD FOREIGN CURRENCY CONTRACTS
                     A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

                           At the maturity of a forward contract, the Portfolio
                     may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

FUTURES AND OPTIONS ON FUTURES
                     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

                           A stock index futures contract is a bilateral
                     agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the Index is made; generally contracts are closed out prior to the expiration date of the contract.

                           In order to avoid leveraging and related risks, when
                     a Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or cash equivalents, equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

                           A Portfolio may enter into futures contracts and
                     options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Portfolio's net assets.

                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.
HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES
                     Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

                           The ability of a foreign sovereign obligor to make
                     timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.
ILLIQUID SECURITIES
                     Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Portfolio's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities or durations over seven days in length. In addition, the Emerging Markets Equity Portfolio believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Portfolio's capital appreciation potential. To the extent these investments are deemed illiquid, the Emerging Markets Equity Portfolio's investment in them will be consistent with its 15% restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Portfolio's advisers based on criteria approved by the Board of Trustees.
INVESTMENT COMPANIES
                     Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. A Portfolio does not intend to invest in other investment companies unless, in the judgment of its advisers, the potential benefits of such investments exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities.

                           Investments in closed-end investment companies may
                     involve the payment of substantial premiums above the net asset value of such issuer's portfolio securities and are subject to limitations under the 1940 Act. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."
LOAN PARTICIPATIONS AND ASSIGNMENTS
                     Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent the Portfolio derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Portfolio may be regarded as a creditor of the intermediary bank, (rather than of the underlying corporate borrower), so that the Portfolio may also be subject to the risk that the intermediary bank may become insolvent. The secondary market, if any, for these loan participations is limited.

                           Loan assignments are investments in assignments of
                     all or a portion of certain loans from third parties. When a Portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Portfolio may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments are considered to be illiquid.
MONEY MARKET INSTRUMENTS
                     Money market securities are high-quality, dollar and non dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations of agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations and governments that issue high-quality commercial paper or similar securities; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
OBLIGATIONS OF SUPRANATIONAL ENTITIES
                     Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stock holders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
OPTIONS
                     A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.

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                     A call option gives the purchaser of the option the right
                     to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

                           A Portfolio may purchase and write put and call
                     options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

                           A Portfolio may purchase and write put and call
                     options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets), to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

                           All options written on indices must be covered. When
                     a Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid, high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open, or will otherwise cover the transaction.

                           RISK FACTORS:  Risks associated with options
                     transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
PRIVATIZATIONS
                     Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Portfolio may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS
                     Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.
REPURCHASE AGREEMENTS
                     Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
REVERSE REPURCHASE AGREEMENTS
                     Certain Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Portfolio enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Portfolio enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.
SECURITIES LENDING
                     In order to generate additional income, a Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.
SHORT SALES
                     A Portfolio may only sell securities short "against the box." A short sale is "against the box" if at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.
STRUCTURED SECURITIES
                     The Emerging Markets Debt Portfolio may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.
SWAPS, CAPS, FLOORS AND COLLARS
                     Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date.

                           Swap agreements will tend to shift a Portfolio's
                     investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investment and their share price and yield.

U.S. GOVERNMENT AGENCY SECURITIES
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (E.G., Government National Mortgage Association Securities), and others are supported by the right of the issuer to borrow from the Treasury (E.G., Federal Farm Credit Bank Securities), while still others are supported only by the credit of the instrumentality (E.G., Fannie Mae Securities).
U.S. TREASURY OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the Federal book-entry system.

U.S. TREASURY RECEIPTS
                     U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
VARIABLE AND FLOATING RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes.
WARRANTS
                     Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed-income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with its Custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Portfolio before settlement.
ZERO COUPON, PAY IN-KIND AND DEFERRED PAYMENT SECURITIES
                     Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions that comparably rated securities paying cash interest at regular interest payment periods.

                     Additional information on other permitted investments can be found in the Statement of Additional Information.

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TABLE OF CONTENTS
               _________________________________________________________________

Annual Operating Expenses........................          2
Financial Highlights.............................          3
The Trust........................................          4
Investment Objectives and Policies...............          4
General Investment Policies and Risk Factors.....          8
Investment Limitations...........................         10
The Manager......................................         12
The Advisers.....................................         12
The Sub-Advisers.................................         14
Distribution and Shareholder Servicing...........         17
Purchase and Redemption of Shares................         18
Performance......................................         20
Taxes............................................         20
General Information..............................         21
Description of Permitted Investments and Risk
 Factors.........................................         23